KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2021

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 133.0%
Equity Investments(1) — 133.0%
Midstream Energy Company(2) — 109.4%
BP Midstream Partners LP	1,867	$21,306
Cheniere Energy, Inc.(3)	249	16,800
Cheniere Energy Partners, L.P.	117	4,633
DCP Midstream, LP	500	10,923
Enbridge Inc.(4)	565	19,096
Energy Transfer LP	13,505	103,177
Enterprise Products Partners L.P.	6,015	128,250
Enterprise Products Partners L.P. — Convertible Preferred Units(5)(6)(7)	13	12,971
Equitrans Midstream Corporation	226	1,636
Equitrans Midstream Corporation — Convertible Preferred Shares(5)(6)(8)	1,188	21,579
Kinder Morgan, Inc.	2,019	29,672
Magellan Midstream Partners, L.P.	1,187	49,468
MPLX LP	3,382	80,514
MPLX LP — Convertible Preferred Units(5)(6)(9)	2,255	79,593
ONEOK, Inc.	1,058	46,878
Pembina Pipeline Corporation(4)	255	6,474
Phillips 66 Partners LP	944	25,174
Plains All American Pipeline, L.P.(10)	5,995	50,598
Plains GP Holdings, L.P. — Plains AAP, L.P.(6)(10)(11)	1,622	13,984
Rattler Midstream LP	631	6,938
Shell Midstream Partners, L.P.	3,100	33,949
Targa Resources Corp.(12)	3,388	104,785
TC Energy Corporation(4)(13)	454	19,028
TC PipeLines, LP(13)	710	20,676
The Williams Companies, Inc.(12)	4,147	94,722
Western Midstream Partners, LP(12)	4,693	78,037

		1,080,861

Utility Company(2) — 12.1%
Algonquin Power & Utilities Corp.(4)	872	13,486
Avangrid, Inc.	76	3,460
Dominion Energy, Inc.	168	11,450
Duke Energy Corporation	90	7,737
EDP — Energias de Portugal, S.A.(4)	1,573	9,071
Enel — Società per Azioni(4)	698	6,621
Eversource Energy	65	5,182
Iberdrola, S.A.(4)	514	6,480
NextEra Energy, Inc.	200	14,725
Sempra Energy	152	17,641
SSE plc(4)	349	6,489
TransAlta Corporation(4)	743	6,526
Xcel Energy Inc.	189	11,068

		119,936

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2021

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Renewable Infrastructure Company(2) — 11.5%
Atlantica Sustainable Infrastructure plc(4)	758	$27,404
Brookfield Renewable Partners L.P.(4)	483	20,400
Clearway Energy, Inc., Class A	111	2,911
Clearway Energy, Inc., Class C	230	6,316
Enviva Partners, LP	385	20,396
Innergex Renewable Energy Inc.(4)	108	2,058
NextEra Energy Partners, LP	269	19,548
Northland Power Inc.(4)	198	6,595
Orsted A/S(4)	24	3,843
TransAlta Renewables Inc.(4)	258	4,109

		113,580

Total Long-Term Investments — 133.3% (Cost — $1,587,054)		1,314,377

	Strike Price	Expiration Date	No. of Contracts	Notional Amount(14)	Value
Liabilities
Call Option Contracts Written(3)
Midstream Energy Company
Targa Resources Corp.	$35.00	3/19/21	1,100	$3,402	$(22)
Targa Resources Corp.	36.00	3/19/21	750	2,320	(8)
The Williams Companies, Inc.	23.00	3/19/21	1,500	3,426	(93)
Western Midstream Partners, LP	18.00	3/19/21	1,000	1,663	(34)

Total Call Option Contracts Written (Premiums Received — $261)					(157)

Debt					(263,260)
Mandatory Redeemable Preferred Stock at Liquidation Value					(127,005)
Current Income Tax Receivable, net					65,945
Deferred Income Tax Liability, net					(575)
Other Liabilities in Excess of Other Assets					(882)

Net Assets Applicable to Common Stockholders					$988,443

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Refer to “Glossary of Key Terms” for definitions of Midstream Energy Company, Renewable Infrastructure Company and Utility Company.

(3)	Security is non-income producing.

(4)	Foreign security.

(5)	Fair valued on a recurring basis using significant unobservable inputs (Level 3). See Notes 2 and 3 in Notes to Financial Statements.

(6)

The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of February 28, 2021, the aggregate value of restricted securities held by the Company was $128,127 (9.3% of total assets), which included $13,984 of Level 2 securities and $114,143 of Level 3 securities. See Note 7 — Restricted Securities.

(7)

On September 30, 2020, the Company purchased Series A Cumulative Convertible Preferred Units (“EPD Convertible Preferred Units”) from Enterprise Products Partners, L.P. (“EPD”). The EPD Convertible Preferred Units are senior to the common units in terms of liquidation

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2021

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

preference and priority of distributions, and pay a distribution of 7.25% per annum. The EPD Convertible Preferred Units are convertible into EPD common units at anytime after September 29, 2025 at the liquidation preference amount divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at such time.

(8)

The Equitrans Midstream Corporation (“ETRN”) Convertible Preferred Shares are convertible on a one-for-one basis into common shares of ETRN after April 10, 2021. The ETRN Convertible Preferred Shares pay quarterly cash distributions based on an annual rate of (a) 9.75% through March 31, 2024 and (b) the greater of (i) 10.5% or (ii) LIBOR plus 8.15% thereafter.

(9)

Series A Convertible Preferred Units (“MPLX Convertible Preferred Units”) are convertible on a one-for-one basis into common units of MPLX LP and are senior to the common units in terms of liquidation preference and priority of distributions. As of February 28, 2021, the MPLX Convertible Preferred Units pay a quarterly distribution of $0.6875 per unit.

(10)	The Company believes that it is an affiliate of Plains AAP, L.P. (“PAGP-AAP”) and Plains All American Pipeline, L.P. (“PAA”). See Note 5 — Agreements and Affiliations.

(11)

The Company’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or PAA units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of February 28, 2021, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 7 — Restricted Securities.

(12)	Security or a portion thereof is segregated as collateral on option contracts written.

(13)

On March 3, 2021, TC Energy Corporation (“TRP”) and TC Pipelines, LP (“TCP”) completed their previously announced stock-for-unit merger. TCP unitholders received 0.70 TRP common shares for each TCP common unit held.

(14)

The notional amount of call option contracts written is the product of (a) the number of contracts written, (b) 100 (each contract entitles the option holder to 100 units/shares) and (c) the market price of the underlying security as of February 28, 2021.

At February 28, 2021, the Company’s geographic allocation was as follows:

Geographic Location	% of Long-Term Investments
United States	88.0%
Canada	7.4%
Europe/U.K.	4.6%

See accompanying notes to financial statements.